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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                 DATE OF EARLIEST EVENT REPORTED: MARCH 28, 2007


                              ATWOOD OCEANICS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                         COMMISSION FILE NUMBER 1-13167

                                      TEXAS
         (STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)

       INTERNAL REVENUE SERVICE -- EMPLOYER IDENTIFICATION NO. 74-1611874

                15835 PARK TEN PLACE DRIVE, HOUSTON, TEXAS, 77084
                                 (281) 749-7800

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01   REGULATION FD DISCLOSURE

The Company's Fleet Status Report at March 28, 2007 is attached hereto as
Exhibit 99.1. Such information is being furnished under Regulation FD and should not be deemed to be filed under Section 18 of the Exchange Act. The Fleet Status Report has also been posted on the Company's website at www.atwd.com. All changes from the Company's last Fleet Status Report dated January 23, 2007 are highlighted in yellow on the Company's website.

As noted in the attached Fleet Status Report, the ATWOOD HUNTER continues to work under its contract commitments with Woodside Energy Ltd which extends to April/May 2008. The rig is currently being relocated from Mauritania to Libya with the dayrate increasing from $240,000 to $245,000 while working in Libya. The ATWOOD SOUTHERN CROSS is currently working for Melrose Resources ("Melrose") off the coast of Bulgaria. This program includes the drilling of two wells at a dayrate of $125,000 and one well at a dayrate of $155,000 plus options for two additional wells at a dayrate of $125,000. If the option wells are drilled, this program could enter into August 2007. Following completion of the Melrose contract, the rig will immediately commence a drilling program for Turkiye Petrolleri AO ("TPAO") offshore the coast of Turkey. This program now includes the drilling of four firm wells after TPAO exercised an option to drill one additional well. The dayrate for the first three wells will be $290,000, with the last well having a dayrate of $320,000. Following the completion of the TPAO work, the ATWOOD SOUTHERN CROSS has a drilling commitment with Vanco International Ltd. to drill one firm well at a dayrate of $325,000 with an option to drill one additional well at a dayrate of $325,000. If all option wells are drilled, the contract commitments for the ATWOOD SOUTHERN CROSS could extend into June 2008 based upon current estimates of time required to complete the various drilling commitments.

Statements contained in this report with respect to the future are forward-looking statements. These statements reflect management's reasonable judgment with respect to future events. Forward-looking statements involve risks and uncertainties. Actual results could differ materially from those anticipated as a result of various factors including; the Company's dependence on the oil and gas industry; the risks involved the construction of a rig; competition; operating risks; risks involved in foreign operations; risks associated with possible disruption in operations due to terrorism; risks associated with a possible disruption in operations due to a war with Iraq; and governmental regulations and environmental matters. A list of additional risk factors can be found in the Company's annual report on Form 10-K for the year ended September 30, 2006, filed with the Securities and Exchange Commission.



ITEM 9.01   EXHIBITS

EXHIBIT 99.1      FLEET STATUS REPORT MARCH 28, 2007

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             ATWOOD OCEANICS, INC.
                                             (Registrant)



                                             /s/ James M. Holland
                                             James M. Holland
                                             Senior Vice President

                                             DATE: March 28, 2007

                                  EXHIBIT INDEX


EXHIBIT NO.                                   DESCRIPTION
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99.1                               Fleet Status Report at March 28, 2007